UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): June 26, 2013

CELL THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Washington	001-12465	91-1533912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3101 Western Avenue, Suite 600

Seattle, Washington 98121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (206) 282-7100

Not applicable

(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of Cell Therapeutics, Inc. (the “Company”) previously approved, subject to shareholder approval, an amendment to the Cell Therapeutics, Inc. 2007 Equity Incentive Plan, as amended and restated (the “2007 Equity Plan”), that would increase the number of shares of Common Stock that may be delivered pursuant to awards granted under the 2007 Equity Plan by an additional 12,000,000 shares. According to the results from the Company’s annual meeting of shareholders held on June 26, 2013, in Seattle, Washington (the “Annual Meeting”), the Company’s shareholders have approved the amendment to the 2007 Equity Plan.

The following summary of the 2007 Equity Plan is qualified in its entirety by reference to the text of the 2007 Equity Plan attached hereto as Exhibit 10.1.

The Board or one or more committees appointed by the Board administers the 2007 Equity Plan. The Board has delegated general administrative authority for the 2007 Equity Plan to the Compensation Committee of the Board. The administrator of the 2007 Equity Plan has broad authority under the 2007 Equity Plan to, among other things, select participants and determine the type(s) of award(s) that they are to receive, and determine the number of shares that are to be subject to awards and the terms and conditions of awards, including the price (if any) to be paid for the shares or the award.

Persons eligible to receive awards under the 2007 Equity Plan include officers or employees of the Company or any of its subsidiaries, directors of the Company, and certain consultants and advisors to the Company or any of its subsidiaries.

After giving effect to the 2007 Equity Plan amendment, the maximum number of shares of Common Stock that may be issued or transferred pursuant to awards under the 2007 Equity Plan equals 21,522,036 shares. The types of awards that may be granted under the 2007 Equity Plan include stock options, stock appreciation rights, restricted stock and other forms of awards granted or denominated in the Common Stock or units of the Common Stock, as well as certain cash bonus awards.

As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under the 2007 Equity Plan and any outstanding awards, as well as the exercise or purchase prices of awards, and performance targets under certain types of performance-based awards, are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the shareholders.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 26, 2013, the Company filed an amendment (the “Amendment”) to the Company’s amended and restated articles of incorporation, as amended (the “Articles”), reflecting an increase in the total number of authorized shares of the Company from 150,333,333 to 215,333,333 and an increase in the Company’s authorized shares of Common Stock from 150,000,000 to 215,000,000. The Amendment was approved by the Company’s shareholders at the Annual Meeting.

A copy of the Amendment, which was effective as of June 26, 2013, is attached to this Current Report on Form 8-K as Exhibit 3.1 and is hereby incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders approved the four proposals listed below. The proposals are described in detail in the Company’s definitive proxy statement dated May 13, 2013 for the Annual Meeting.

The results are as follows:

Proposal 1. Election of Directors

The Company’s shareholders voted on a proposal to elect three Class I directors to the Board, each to serve until the 2016 Annual Meeting of Shareholders. Pursuant to the Company’s Second Amended and Restated Bylaws, the three Class I nominees for director seats who received the most votes cast at the Annual Meeting were elected. The results of the voting were as follows:

Nominee	Director Class	Votes For	Votes Withheld	Broker Non-Votes
John H. Bauer	Class I	31,206,544	8,828,857	20,972,522
Phillip M. Nudelman, Ph.D.	Class I	27,547,083	12,488,318	20,972,522
Reed V. Tuckson, M.D.	Class I	31,216,669	8,818,732	20,972,522

Broker non-votes occur when a broker is not permitted to vote on a certain matter without instructions from the beneficial owner, and such instructions are not given. Broker non-votes had no effect on the outcome of this proposal since the election of directors is based on the number of votes actually cast.

Proposal 2. Amendment of the Amended and Restated Articles of Incorporation

The Company’s shareholders voted on a proposal to approve the Amendment to the Articles to increase the total number of authorized shares of the Company. The increase approved by the Company’s shareholders at the Annual Meeting was an increase in the total number of authorized shares of the Company from 150,333,333 to 215,333,333 and an increase in the Company’s authorized shares of Common Stock from 150,000,000 to 215,000,000. The results of the voting included 50,328,883 votes for, 10,248,962 votes against, 430,078 votes abstained and no broker non-votes. The Amendment was approved.

Proposal 3. Amendment of the 2007 Equity Plan

The Company’s shareholders voted on a proposal to approve an amendment to the 2007 Equity Plan to increase the number of shares of Common Stock available for issuance under the 2007 Equity Plan by 12,000,000 shares of Common Stock. The results of the voting included 30,326,156 votes for, 9,652,696 votes against, 56,549 votes abstained and 20,972,522 broker non-votes. Broker non-votes had no effect on the outcome of this proposal since the approval of the amendment to the 2007 Equity Plan is based on the number of votes actually cast. The amendment to the 2007 Equity Plan was approved.

Proposal 4. Ratification of Selection of Independent Auditors

The Company’s shareholders voted on a proposal to ratify the selection of Marcum LLP as the Company’s independent auditors for the year ending December 31, 2013. The results of the voting included 56,765,706 votes for, 813,262 votes against, 3,428,955 votes abstained and no broker-non votes. The appointment of Marcum LLP was ratified.

Item 7.01	Regulation FD Disclosure.

On June 27, 2013, the Company plans to issue a press release entitled “Cell Therapeutics, Inc. Reports Outcome of Annual Meeting of Shareholders.” A copy of the press release is furnished and not filed pursuant to Item 7.01 as Exhibit 99.1 to this Current Report on Form 8-K.

On June 27, 2013, the Company plans to issue a press release in Italy regarding the Amendment entitled “Cell Therapeutics, Inc. (CTI) Files Amendment to Articles of Incorporation.” A copy of the English translation of the press release is furnished and not filed pursuant to Item 7.01 as Exhibit 99.2 to this Current Report on Form 8-K.

Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Amendment to Amended and Restated Articles of Incorporation of Cell Therapeutics, Inc.

10.1	Cell Therapeutics, Inc. 2007 Equity Incentive Plan, as amended and restated.

99.1	Press Release, dated June 27, 2013, entitled “Cell Therapeutics, Inc. Reports Outcome of Annual Meeting of Shareholders.”

99.2	English translation of the Press Release, dated June 27, 2013, entitled “Cell Therapeutics, Inc. (CTI) Files Amendment to Articles of Incorporation.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELL THERAPEUTICS, INC.

Date: June 26, 2013	By:	/s/ James A. Bianco, M.D.
James A. Bianco
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amendment to Amended and Restated Articles of Incorporation of Cell Therapeutics, Inc.

10.1	Cell Therapeutics, Inc. 2007 Equity Incentive Plan, as amended and restated.

99.1	Press Release, dated June 27, 2013, entitled “Cell Therapeutics, Inc. Reports Outcome of Annual Meeting of Shareholders.”

99.2	English translation of the Press Release, dated June 27, 2013, entitled “Cell Therapeutics, Inc. (CTI) Files Amendment to Articles of Incorporation.”